Prospectus

March 31, 2022, as supplemented October 28, 2022

ALPS ETF Trust

ALPS Equal Sector Weight ETF (NYSE ARCA:EQL)

An ALPS Advisors Solution

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

Table of Contents

Summary Section	2
Introduction—ALPS ETF Trust	5
Tax-Advantaged Product Structure	5
ALPS Equal Sector Weight ETF	5
Underlying Sector ETFs	5
Additional Information About the Fund’s Principal Investment Risks	6
Risks of Underlying Sector ETFs	7
Secondary Investment Strategies	10
Additional Risk Considerations	11
Investment Advisory Services	12
Purchase and Redemption of Shares	13
How to Buy and Sell Shares	13
Frequent Purchases and Redemptions	16
Fund Service Providers	16
Index Provider	16
Disclaimers	16
Federal Income Taxation	17
Other Information	18
Financial Highlights	18
For More Information	Back Cover

Summary Section

ALPS EQUAL SECTOR WEIGHT ETF (THE “FUND”)

INVESTMENT OBJECTIVE

The Fund seeks investment results that replicate as closely as possible, before fees and expenses, the performance of the NYSE® Equal Sector Weight Index (ticker symbol NYXLEW) (the “Underlying Index”).

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.37%
Other Expenses	0.00%
Acquired Fund Fees and Expenses	0.11%
Total Annual Fund Operating Expenses	0.48%
Fee Waiver and Reimbursement of Distribution Fee of Underlying Sector ETFs(1)	-0.02%
Fee Waiver and Expense Reimbursement(2)	-0.19%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.27%

(1)

ALPS Portfolio Solutions Distributor, Inc. (the “Distributor”) serves as the distributor to the Underlying Sector ETFs, and in such capacity receives a distribution fee from the Underlying Sector ETFs. As required by exemptive relief obtained by the Underlying Sector ETFs, the Adviser will reimburse the Fund an amount equal to the distribution fee received by the Distributor from the Underlying Sector ETFs attributable to the Fund’s investment in the Underlying Sector ETFs, for so long as the Distributor acts as distributor to the Fund and the Underlying Sector ETFs.

(2)

The Adviser has contractually agreed, through March 31, 2023, to reduce its advisory fee by 0.19%. This fee waiver may only be terminated by the Fund’s Board of Trustees (and not by the Adviser) prior to such date.

Example

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same each year.

	One Year	Three Years	Five Years	Ten Years
Although your actual costs may be higher or lower, based on these assumptions your costs would be:	$28	$128	$239	$560

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year ended November 30, 2021, the Fund’s portfolio turnover rate was 8% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund will seek investment results that replicate as closely as possible, before fees and expenses, the performance of the Underlying Index. The Underlying Index is an index of ETFs comprised of all active Select Sector SPDR® ETFs in an equal weighted portfolio. These are the Communication Services Select Sector SPDR® Fund, Consumer Discretionary Select Sector SPDR® Fund, Consumer Staples Select Sector SPDR® Fund, Materials Select Sector SPDR® Fund, Energy Select Sector SPDR® Fund, Technology Select Sector SPDR® Fund, Utilities Select Sector SPDR® Fund, Financial Select Sector SPDR® Fund, Industrial Select Sector SPDR® Fund, Health Care Select Sector SPDR® Fund and Real Estate Select Sector SPDR® Fund (each, an “Underlying Sector ETF” and collectively, the “Underlying Sector ETFs”). In order to track the Underlying Index, the Fund will use a “fund of funds” approach, and seek to achieve its investment objective by investing at least 90% of its total assets in the shares of the Underlying Sector ETFs. The Underlying Index is designed to track performance of the equally weighted Underlying Sector ETFs. Accordingly, the Underlying Index is rebalanced to an equal weighting quarterly during the months of March, June, September, and December.

Each Underlying Sector ETF is an “index fund” that invests in the equity securities of companies in a particular sector or group of industries. The objective of each Underlying Sector ETF is to track its respective underlying sector index by replicating the securities in the underlying sector index. Together, the eleven Underlying Sector ETFs represent the Underlying Index as a whole.

PRINCIPAL INVESTMENT RISKS

Investors should consider the following risk factors and special considerations associated with investing in the Fund, which may cause you to lose all or part of your money. See also the section “Risks of Underlying Sector ETFs” for additional information about the Fund’s risk factors.

Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Fund of Funds Risk. The Fund pursues its investment objective by investing its assets in the Underlying Sector ETFs rather than investing directly in stocks, bonds, cash or other investments. The Fund’s investment performance depends on the investment performance of the Underlying Sector ETFs in which it invests. An investment in the Fund is subject to the risks associated with the Underlying Sector ETFs that comprise the Underlying Index.

Underlying Sector ETFs Risk. Investment in the Underlying Sector ETFs may subject the Fund to the following risks: Market Risk and Non-Correlation Risk. The Fund may also be subject to certain other risks specific to each Underlying Sector ETF.

Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. The Fund’s investment in an Underlying Sector ETF involves risks similar to those of investing in any fund of equity securities, such as market fluctuations caused by such factors as economic, political and social developments, inflation (or expectations for inflation), deflation (or expectations for deflation), changes in the general outlook for corporate earnings, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events, changes in interest rates and perceived trends in stock prices. The values of equity securities could decline generally or could underperform other investments. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons, including operating expenses incurred by the Fund not applicable to the Underlying Index, costs in buying and selling securities, asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, cash flows or operational inefficiencies.

Fluctuation of Net Asset Value. The net asset value (“NAV”) of the Fund’s Shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Shares on the NYSE Arca, Inc. (the “NYSE Arca”). The Adviser cannot predict whether the Shares will trade below, at or above their NAV.

FUND PERFORMANCE

The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for certain time periods compare with the average annual returns of the Underlying Index and of another benchmark of market performance. Absent any applicable fee waivers and/or expense reimbursements, performance would have been lower. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses. Updated performance information is available online at www.alpsfunds.com or by calling 866.759.5679.

Annual Total Returns (calendar years ended 12/31)

Highest Quarterly Return	18.64%	June 30, 2020
Lowest Quarterly Return	-22.29%	March 31, 2020

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns
For periods ended December 31, 2021

	1 Year	5 Years	10 Years
Return Before Taxes	29.27%	15.22%	14.31%
Return After Taxes on Distributions	28.67%	14.55%	13.70%
Return After Taxes on Distributions and Sale of Fund Shares	17.62%	12.04%	11.85%
NYSE® Equal Sector Weight Index* (reflects no deduction for fees, expenses or taxes)	29.46%	15.40%	14.56%
S&P 500® Index* (reflects no deduction for fees, expenses or taxes)	28.71%	18.47%	16.55%

*	Index performance shown in the table is the total return, which assumes reinvestment of any dividends and distributions during the time periods shown.

INVESTMENT ADVISER

ALPS Advisors, Inc. is the investment adviser to the Fund.

PORTFOLIO MANAGERS

Ryan Mischker, Senior Vice President, Portfolio Management & Research, and Andrew Hicks, Senior Vice President, Director of ETF Portfolio Management & Research of ALPS Advisors, Inc., are responsible for the day-to-day management of the Fund. Mr. Mischker and Mr. Hicks have each served in such capacity since March 2015 and March 2016, respectively.

PURCHASE AND REDEMPTION OF SHARES

Individual Shares of the Fund may only be purchased and sold in secondary market transactions through a broker or dealer at a market price. Shares of the Fund are listed for trading on NYSE Arca under the ticker symbol EQL and because Shares trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than NAV (i.e., a premium) or less than NAV (i.e., a discount).

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid/ask spread”).

Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and the bid/ask spreads, is included on the Fund’s website at www.alpsfunds.com.

TAX INFORMATION

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser or other related companies may pay the intermediary for the sale of Shares or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Introduction—ALPS ETF Trust

ALPS ETF Trust (the “Trust”) is an investment company consisting of multiple separate exchange traded funds. This prospectus relates to the ALPS Equal Sector Weight ETF (the “Fund”).

The Fund’s shares (the “Shares”) are listed on the NYSE Arca, Inc. (“NYSE Arca”). The Fund’s Shares trade at market prices that may differ from the net asset value (“NAV”) of the Shares. Unlike conventional mutual funds, the Fund issues and redeems Shares on a continuous basis, at NAV, only in large specified blocks of Shares, each of which is called a “Creation Unit.” Creation Units are issued and redeemed principally in kind for securities included in a specified index. Except when aggregated in Creation Units, Shares are not redeemable by the Fund.

Tax-Advantaged Product Structure

Unlike interests in many conventional mutual funds, the Shares are traded throughout the day on a national securities exchange, whereas mutual fund interests are typically only bought and sold at closing NAVs. The Shares have been designed to be tradable in the secondary market on a national securities exchange on an intra-day basis, and to be created and redeemed principally in kind in Creation Units at each day’s next calculated NAV. These arrangements are designed to protect ongoing shareholders from adverse effects on the Fund’s portfolio that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because of the mutual fund’s need to sell portfolio securities to obtain cash to meet fund redemptions. These sales may generate taxable gains for the shareholders of the mutual fund, whereas the in kind redemption mechanism utilized by most exchange-traded funds, including the Fund, generally will not lead to a tax event for the Fund or its ongoing shareholders.

ALPS Equal Sector Weight ETF

Investment Objective

The Fund seeks investment results that replicate as closely as possible, before fees and expenses, the performance of the NYSE® Equal Sector Weight Index (the “Underlying Index”). The Fund’s investment objective is not fundamental and may be changed by the Board of Trustees of the Trust (“Board of Trustees” or “Board”) without shareholder approval. The Fund has adopted a policy that requires the Fund to provide shareholders with at least 60 days’ notice prior to any material change in the Fund’s investment objective.

Additional Information about Principal Investment Strategies

The investment policies of the Underlying Sector ETFs are described generally in the section “Underlying Sector ETFs.” The Board of Trustees of the Trust may change the Fund’s investment strategy and other policies without shareholder approval, except as otherwise indicated.

Index Description

The NYSE® Equal Sector Weight Index was created in 2017 and is a U.S. equity index comprised, in equal weights, of all active Select Sector SPDR® ETFs. These are the Communication Services Select Sector SPDR® Fund, Consumer Discretionary Select Sector SPDR® Fund, Consumer Staples Select Sector SPDR® Fund, Materials Select Sector SPDR® Fund, Energy Select Sector SPDR® Fund, Technology Select Sector SPDR® Fund, Utilities Select Sector SPDR® Fund, Financial Select Sector SPDR® Fund, Industrial Select Sector SPDR® Fund, Health Care Select Sector SPDR® Fund and Real Estate Select Sector SPDR® Fund.

The Underlying Index is rebalanced quarterly after the close of trading on the third Friday of March, June, September, and December to ensure that the selection and weightings of the constituents continues to reflect as closely as possible the Underlying Index’s objective of representing an equal-weighted portfolio of the Underlying Sector ETFs. NYSE Arca serves as calculation agent. The Underlying Index is disseminated publicly through the NYSE Global Index Feed and made available to major market data vendors such as Reuters and Bloomberg.

Underlying Sector ETFs

Each Underlying Sector ETF seeks to provide investment results that, before expenses, correspond to the price and yield performance of its benchmark Select Sector Index. The Underlying Sector ETFs and the Underlying Sector Indexes are as follows:

The Consumer Discretionary Select Sector SPDR Fund
(Symbol: XLY)

The Consumer Discretionary Select Sector Index includes companies from the following industries: media; retail (specialty, multiline, internet & catalog); hotels, restaurants & leisure; textiles, apparel & luxury goods; household durables; automobiles; auto components; distributors; leisure equipment & products; and diversified consumer services.

The Communication Services Select Sector SPDR® Fund
(Symbol: XLC)

The Communication Services Select Sector Index includes companies from the following industries: diversified telecommunication services; wireless telecommunication services; media; entertainment; and interactive media & services industries.

The Consumer Staples Select Sector SPDR Fund
(Symbol: XLP)

The Consumer Staples Select Sector Index includes companies from the following industries: food & staples retailing; household products; food products; beverages; tobacco; and personal products.

The Energy Select Sector SPDR Fund (Symbol: XLE)

The Energy Select Sector Index includes companies from the following industries: oil, gas & consumable fuels; and energy equipment & services.

The Financial Select Sector SPDR Fund (Symbol: XLF)

The Financial Select Sector Index includes companies from the following industries: diversified financial services; insurance; commercial banks; capital markets; mortgage real estate investment trusts (“REITs”); consumer finance; and thrifts & mortgage finance.

The Health Care Select Sector SPDR Fund (Symbol: XLV)

The Health Care Select Sector Index includes companies from the following industries: pharmaceuticals; health care equipment & supplies; health care providers & services; biotechnology; life sciences tools & services; and health care technology.

The Industrial Select Sector SPDR Fund (Symbol: XLI)

The Industrial Select Sector Index includes companies from the following industries: aerospace & defense; industrial conglomerates; machinery; road & rail; air freight & logistics; commercial services & supplies; professional services; electrical equipment; construction & engineering; trading companies & distributors; airlines; and building products.

The Materials Select Sector SPDR Fund (Symbol: XLB)

The Materials Select Sector Index includes companies from the following industries: chemicals; metals & mining; paper & forest products; containers & packaging; and construction materials.

The Real Estate Select Sector SPDR Fund (Symbol: XLRE)

The Real Estate Select Sector Index includes securities of companies from the following industries: real estate management and development and REITs, excluding mortgage REITs.

The Technology Select Sector SPDR Fund (Symbol: XLK)

The Technology Select Sector Index includes companies from the following industries: computers & peripherals; software; diversified telecommunication services; communications equipment; semiconductors & semiconductor equipment; internet software & services; IT services; electronic equipment, instruments & components; wireless telecommunication services; and office electronics.

The Utilities Select Sector SPDR Fund (Symbol: XLU)

The Utilities Select Sector Index includes companies from the following industries: electric utilities; multi-utilities; independent power producers & energy traders; and gas utilities.

Additional Information About the Fund’s Principal Investment Risks

Investors should consider the following additional information about the Fund’s principal investment risks.

Investment Risk. An investment in the Fund is subject to investment risk including the possible loss of the entire principal amount that you invest.

Fund of Funds Risk. The Fund pursues its investment objective by investing its assets in the Underlying Sector ETFs rather than investing directly in stocks, bonds, cash or other investments. The Fund’s investment performance, because it is a fund of funds, depends on the investment performance of the Underlying Sector ETFs in which it invests. An investment in the Fund is subject to the risks associated with the Underlying Sector ETFs that comprise the Underlying Index. The Fund will indirectly pay a proportional share of the asset-based fees of the Underlying Sector ETFs in which it invests. In addition, at times, certain of the segments of the market represented by constituent Underlying Sector ETFs in the Underlying Index may be out of favor and underperform other segments.

Underlying Sector ETFs Risk. Investment in the Underlying Sector ETFs may subject the Fund to the following risks: Market Risk and Non-Correlation Risk. The Fund may also be subject to certain other risks specific to each Underlying Sector ETF.

Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. The Fund’s investment in an Underlying Sector ETF involves risks similar to those of investing in any fund of equity securities, such as market fluctuations caused by such factors as economic, political and social developments, changes in interest rates and perceived trends in stock prices. The values of equity securities could decline generally or could underperform other investments. Different types of equity securities tend to go through cycles of out-performance and under-performance in comparison to the general securities markets. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics.

For example, the outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world, including those in which the Fund invests. The effects of this pandemic to public health and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, negatively impact the Fund’s arbitrage and pricing mechanisms, exacerbate pre-existing political, social and economic risks to the Fund, and negatively impact broad segments of businesses and populations. The Fund’s operations may be interrupted as a result, which may contribute to the negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund’s investment performance. The full impact of the COVID-19 pandemic, or other future epidemics or pandemics, is currently unknown.

In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally.

Non-Correlation Risk. The Fund’s return may not match the return of its Underlying Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to its Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its Underlying Index. Transaction costs, including brokerage costs, will decrease the Fund’s NAV to the extent not offset by the transaction fee payable by an authorized participant. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track its Underlying Index. It is also possible that the Fund may not replicate the Underlying Index to the extent it has to adjust its portfolio holdings in order to qualify as a “regulated investment company” under the U.S. Internal Revenue Code of 1986, as amended. In addition, the performance of the Fund and its Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, cash flows or operational inefficiencies.

Due to legal and regulatory rules and limitations, the Fund may not be able to invest in all securities included in its Underlying Index. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Index.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or otherwise does not hold all of the securities in its Underlying Index, its return may not correlate as well with the return on the Underlying Index, as would be the case if it purchased all of the securities in the Underlying Index with the same weightings as the Underlying Index.

The risk that the Fund may not match the performance of its Underlying Index may be heightened during times of increased market volatility or other unusual market conditions. Errors in the construction or calculation of the Underlying Index may occur from time to time. Any such errors may not be identified and corrected by the Index Provider for some period of time, which may have an adverse impact on the Fund and its shareholders. For example, during a period where the Fund’s Underlying Index contains incorrect constituents, the Fund would have market exposure to such constituents and would be underexposed to the Underlying Index’s other constituents. Any gains due to the Index Provider’s or others’ errors will be kept by the Fund and its shareholders and any losses resulting from the Index Provider’s or others’ errors will be borne by the Fund and its shareholders.

To the extent the Fund calculates its NAV based on fair value prices and the value of its Underlying Index is based on securities closing prices on local markets (i.e., the value of the Underlying Index is not based on fair value prices) or the Fund otherwise calculates its NAV based on prices that differ from those used in calculating the Underlying Index, the Fund’s ability to track the Underlying Index may be adversely affected.

Fluctuation of Net Asset Value. The NAV of the Fund’s Shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Shares on the NYSE Arca. The Adviser cannot predict whether the Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the Shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings trading individually or in the aggregate at any point in time. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the NYSE Arca and may, therefore, have a material effect on the market price of the Fund’s Shares.

Risks of Underlying Sector ETFs

Investments in the Fund are subject to the risks associated with an investment in the Underlying Sector ETFs. These include the following risks:

Trading Issues

Although the shares of the Underlying Sector ETFs are listed for trading on the NYSE Arca, and may be listed or traded on U.S. and non-U.S. stock exchanges other than the NYSE Arca, there can be no assurance that an active trading market for the Underlying Sector ETFs will develop or be maintained. Trading in the Underlying Sector ETFs on the NYSE Arca may

be halted due to market conditions for reasons that, in the view of the NYSE Arca, make trading in the Underlying Sector ETFs inadvisable. In addition, trading in the Underlying Sector ETFs is subject to trading halts caused by extraordinary market volatility pursuant to NYSE Arca “circuit breaker” rules. There can be no assurance that the requirements of the NYSE Arca necessary to maintain the listing of an Underlying Sector ETF will continue to be met or will remain unchanged or that the Underlying Sector ETFs will trade with any volume, or at all, on any stock exchange.

Non-Correlation Risk

An Underlying Sector ETF may not match the return of its underlying index for a number of reasons. For example, an Underlying ETF may incur a number of operating expenses not applicable to its underlying index, and incur costs in buying and selling securities, especially when rebalancing its securities holdings to reflect changes in composition of its underlying index. In addition, the performance of an Underlying Sector ETF and its underlying index may vary due to asset valuation differences and differences between the Underlying Sector ETF’s portfolio and its underlying index resulting from legal restrictions (such as diversification requirements that apply to an Underlying Sector ETF but not to its Underlying Sector Index).

Since an Underlying Sector Index is not subject to the diversification requirements to which its respective Underlying Sector ETF must adhere, an Underlying Sector ETF may be required to deviate its investments from the securities and relative weightings of its Underlying Sector Index. An Underlying Sector ETF may not invest in certain securities included in its Underlying Sector Index due to liquidity constraints. Liquidity constraints may delay an Underlying Sector ETF’s purchase or sale of securities included in its Underlying Sector Index. For tax efficiency purposes, an Underlying Sector ETF may sell certain securities to realize losses, causing it to deviate from the Underlying Sector Index.

An Underlying Sector ETF may not be fully invested at times, either as a result of cash flows into the Underlying Sector ETF or reserves of cash held by the Underlying Sector ETF to meet redemptions and expenses. If an Underlying Sector ETF utilizes a sampling approach or futures or other derivative positions, its return may not correlate as well with the return on its underlying index, as would be the case if it purchased all of the stock in its underlying index with the same weightings as the underlying index.

Passive Strategy/Index Risk

Each Underlying Sector ETF is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Underlying Sector ETF may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Underlying Sector ETF’s return to be lower than if the Underlying Sector ETF employed an active strategy.

Non-Diversification Risk

Each Underlying Sector ETF is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or even a single issuer than that of a diversified fund. As a result, the Underlying Sector ETF’s performance may be disproportionately impacted by the performance of relatively few securities.

Risks Specific to Each Underlying Sector ETF

Each Underlying Sector ETF is subject to the additional risks associated with concentrating its investments in companies in the market sector that its benchmark Select Sector Index targets, and the Fund is subject to these risks as well. Additional Underlying Sector ETF specific risks include:

Communication Services Sector Risk (The Communication Services Select Sector SPDR® Fund): Communication services companies are particularly vulnerable to the potential obsolescence of products and services due to technological advancement and the innovation of competitors. Companies in the communication services sector may also be affected by other competitive pressures, such as pricing competition, as well as research and development costs, substantial capital requirements and government regulation. Additionally, fluctuating domestic and international demand, shifting demographics and often unpredictable changes in consumer tastes can drastically affect a communication services company’s profitability. While all companies may be susceptible to network security breaches, certain companies in the communication services sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses.

Consumer Discretionary Sector Risk (The Consumer Discretionary Select Sector SPDR Fund): The success of consumer product manufacturers and retailers is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products and services in the marketplace.

Consumer Staples Sector Risk (The Consumer Staples Select Sector SPDR Fund): Companies in the consumer staples sector are subject to government regulation affecting their products which may negatively impact such companies’ performance. For instance, government regulations may affect the permissibility of using various food additives and production methods of companies that make food products, which could affect company profitability. Tobacco companies may be adversely affected by the adoption of proposed legislation and/

or by litigation. Also, the success of food, beverage, household and personal products companies may be strongly affected by consumer interest, marketing campaigns and other factors affecting supply and demand, including performance of the overall domestic and international economy, interest rates, competition and consumer confidence and spending.

Energy Sector Risk (The Energy Select Sector SPDR Fund): Energy companies typically develop and produce crude oil and natural gas and provide drilling and other energy resources production and distribution related services. Securities prices for these types of companies are affected by supply and demand both for their specific product or service and for energy products in general. The price of oil and gas, exploration and production spending, government regulation, world events, exchange rates and economic conditions will likewise affect the performance of these companies. Correspondingly, securities of companies in the energy field are subject to swift price and supply fluctuations caused by events relating to international politics, energy conservation, the success of exploration projects, and tax and other governmental regulatory policies. Weak demand for energy companies’ products or services or for energy products and services in general, as well as negative developments in these other areas, could adversely impact performance of energy sector companies. Oil and gas exploration and production can be significantly affected by natural disasters as well as changes in exchange rates, interest rates, government regulation, world events and economic conditions. These companies may be at risk for environmental damage claims.

Financial Sector Risk (The Financial Select Sector SPDR Fund): Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change or due to increased competition. In addition, the deterioration of the credit markets in the aftermath of the 2007-2008 financial crisis generally caused the financial sector to experience an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Adverse economic, business or political developments affecting real estate could have a major effect on the value of real estate securities (which include REITs). Declining real estate values could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.

Health Care Sector Risk (The Health Care Select Sector SPDR Fund): Companies in the health care sector are subject to extensive government regulation and their profitability can be significantly affected by restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure (including price discounting), limited product lines and an increased emphasis on the delivery of healthcare through outpatient services. Companies in the health care sector are heavily dependent on obtaining and defending patents, which may be time consuming and costly, and the expiration of patents may also adversely affect the profitability of the companies. Health care companies are also subject to extensive litigation based on product liability and similar claims. In addition, their products can become obsolete due to industry innovation, changes in technologies or other market developments. Many new products in the health care sector require significant research and development and may be subject to regulatory approvals, all of which may be time consuming and costly with no guarantee that any product will come to market.

Industrial Sector Risk (The Industrial Select Sector SPDR Fund): Stock prices for the types of companies included in the industrial sector are affected by supply and demand both for their specific product or service and for industrial sector products in general. Government regulation, world events and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies. Aerospace and defense companies, a component of the industrial sector, can be significantly affected by government spending policies because companies involved in this industry rely to a significant extent on U.S. and foreign government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental spending policies which are typically under pressure from efforts to control the U.S. (and other) government budgets. Transportation stocks, a component of the industrial sector, are cyclical and have occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements and insurance costs.

Materials Sector Risk (The Materials Select Sector SPDR Fund): Many companies in the materials sector are significantly affected by the level and volatility of commodity prices, the exchange value of the dollar, import controls, worldwide competition, environmental policies and consumer demand. At times, worldwide production of industrial materials has exceeded demand as a result of over-building or economic downturns, leading to poor investment returns or losses. Other risks may include liabilities for environmental damage and general civil liabilities, depletion of resources, and mandated expenditures for safety and pollution control. The materials sector may also be affected by economic cycles, technical progress, labor relations, and government regulations.

Real Estate Sector Risk (The Real Estate Select Sector SPDR Fund): Investing in real estate is subject to such risks as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent, possible lack of availability of mortgage financing, market saturation, fluctuations in rental income and the value of underlying properties and extended vacancies of properties. Certain real estate securities have a relatively small market capitalization, which may tend to increase the volatility of the market price of these securities. Real estate securities have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. Real estate securities are also subject to heavy cash flow dependency and defaults by borrowers or tenants. The real estate sector is particularly sensitive to economic downturns and changes to interest rates.

REITs are subject to the risks associated with investing in the securities of real property companies. In particular, REITs may be affected by changes in the values of the underlying properties that they own or operate. Further, REITs are dependent upon specialized management skills, and their investments may be concentrated in relatively few properties, or in a small geographic area or a single property type. REITs are also subject to heavy cash flow dependency and, as a result, are particularly reliant on the proper functioning of capital markets. A variety of economic and other factors may adversely affect a lessee’s ability to meet its obligations to a REIT. In the event of a default by a lessee, the REIT may experience delays in enforcing its rights as a lessor and may incur substantial costs associated in protecting its investments. In addition, a REIT could fail to qualify for favorable tax or regulatory treatment.

Technology Sector Risk (The Technology Select Sector SPDR Fund): Market or economic factors impacting technology companies and companies that rely heavily on technology advances could have a major effect on the value of the stocks in the technology sector. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.

Utilities Sector Risk (The Utilities Select Sector SPDR Fund): Stock prices for companies in the utilities sector are affected by supply and demand, operating costs, government regulation, environmental factors, liabilities for environmental damage and general civil liabilities, and rate caps or rate changes. Although rate changes of a utility usually fluctuate in approximate correlation with financing costs due to political and regulatory factors, rate changes ordinarily occur only following a delay after the changes in financing costs. This factor will tend to favorably affect a regulated utility company’s earnings and dividends in times of decreasing costs, but conversely, will tend to adversely affect earnings and dividends when costs are rising. The value of regulated utility equity securities may tend to have an inverse relationship to the movement of interest rates. Certain utility companies have experienced full or partial deregulation in recent years. These utility companies are frequently more similar to industrial companies in that they are subject to greater competition and have been permitted by regulators to diversify outside of their original geographic regions and their traditional lines of business. These opportunities may permit certain utility companies to earn more than their traditional regulated rates of return. Some companies, however, may be forced to defend their core business and may be less profitable. In addition, natural disasters, terrorist attacks, government intervention or other factors may render a utility company’s equipment unusable or obsolete and negatively impact profitability. Among the risks that may affect utility companies are the following: risks of increases in fuel and other operating costs; the high cost of borrowing to finance capital construction during inflationary periods; restrictions on operations and increased costs and delays associated with compliance with environmental and nuclear safety regulations; and the difficulties involved in obtaining natural gas for resale or fuel for generating electricity at reasonable prices. Other risks include those related to the construction and operation of nuclear power plants, the effects of energy conservation and the effects of regulatory changes.

Secondary Investment Strategies

As a principal investment strategy, the Fund will normally invest at least 90% of its total assets in the shares of Underlying Sector ETFs that comprise the Underlying Index. As a non-principal investment strategy, the Fund may invest its remaining assets in money market instruments, including repurchase agreements or other funds which invest exclusively in money market instruments, convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index), forward foreign currency exchange contracts and in swaps, options and futures contracts. Swaps, options and futures contracts (and convertible securities and structured notes) may be used by the Fund in seeking performance that corresponds to the Underlying Index, and in managing cash flows. The Adviser anticipates that it may take approximately three business days (i.e., each day the NYSE is open) for additions and deletions to the Underlying Index to be reflected in the portfolio composition of the Fund.

The Fund may borrow money from a bank up to a limit of 10% of the value of its total assets, but only for temporary or emergency purposes.

The Fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, the Fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being lent. This collateral is marked to market on a daily basis, and will be maintained in an amount equal to at least 100% of the value of the portfolio securities being lent.

The Fund operates as an index fund and is not actively managed. The Fund employs a “passive management” – or indexing – investment to seek investment results that correspond generally, before fees and expenses to the performance of the Underlying Index. Because the Fund uses a passive management approach to seek to achieve its investment objective, the Fund does not take temporary defensive positions during periods of adverse market, economic or other conditions.

The Fund generally will invest in all of the Underlying Sector ETFs in proportion to their weight in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of the Underlying Sector ETFs in those weightings. In those circumstances, the Fund may purchase a sample of the Underlying Sector ETFs in proportions expected by the Adviser to replicate generally the performance of the Underlying Index as a whole. The Fund may sell securities that are represented in the Underlying Index or purchase securities that are not yet represented in the Underlying Index in anticipation of their removal from or addition to the Underlying Index.

The investment objective and policies described herein constitute non fundamental policies that may be changed by the Board of Trustees of the Trust without shareholder approval. Certain other fundamental policies of the Fund are set forth in the Statement of Additional Information under “Investment Restrictions.”

Additional Risk Considerations

In addition to the risks described previously, there are certain other risks related to investing in the Fund.

Trading Issues. Trading in Shares on the NYSE Arca may be halted due to market conditions or for reasons that, in the view of the NYSE Arca, make trading in Shares inadvisable. In addition, trading in Shares on the NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to the NYSE Arca “Circuit breaker” rules. If a trading halt or unanticipated early closing of NYSE Arca occurs, a shareholder may be unable to purchase or sell Shares of the Fund. There can be no assurance that the requirements of the NYSE Arca necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

While the creation/redemption feature is designed to help the Shares trade close to the Fund’s NAV, market prices are not expected to correlate exactly to the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, adverse developments impacting market makers, authorized participants or other market participants, high market volatility or lack of an active trading market for the Shares (including through a trading halt) may result in market prices for Shares of the Fund that differ significantly from its NAV or to the intraday value of the Fund’s holdings. If an investor purchases Shares at a time when the market price is at a premium to the NAV of the Shares or sells at a time when the market price is at a discount to the NAV of the Shares, then the investor may sustain losses.

When you buy or sell Shares of the Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers. In addition, the market price of Shares, like the price of any exchange-traded security, includes a “bid/ask spread” charged by the market makers or other participants that trade the particular security. The spread of the Fund’s Shares varies over time based on the Fund’s trading volume and market liquidity and may increase if the Fund’s trading volume, the spread of the Fund’s underlying securities, or market liquidity decrease. In times of severe market disruption, including when trading of the Fund’s holdings may be halted, the bid/ask spread may increase significantly. This means that Shares may trade at a discount to the Fund’s NAV, and the discount is likely to be greatest during significant market volatility. During such periods, you may be unable to sell your Shares or may incur significant losses if you sell your Shares. There are various methods by which investors can purchase and sell shares of the Fund and various orders that may be placed. Investors should consult their financial intermediary before purchasing or selling shares of the Fund.

Shareholder Risk. Certain shareholders may from time to time own a substantial amount of the Fund’s Shares. In addition, a third party investor, the Adviser or an affiliate of the Adviser, an authorized participant, a market maker or another entity may invest in the Fund and hold its investment for a limited period of time. There can be no assurance that any large shareholder would not redeem its investment. Redemptions by shareholders could have a negative impact on the Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the Fund’s listing exchange and may, therefore, have a material effect on the market price of the Shares.

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants, and none of these authorized participants are or will be obligated to engage in creation or redemption transactions. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders (including in situations where authorized participants have limited or diminished access to capital required to post collateral), with respect to the Fund and no other authorized participant is able to step forward to create or redeem, Shares may trade at a discount to NAV and possibly face trading halts and/or delisting (that is, investors would no longer be able to trade shares in the secondary market). The authorized participant concentration risk may be heightened in scenarios where authorized participants have limited or diminished access to the capital required to post collateral.

No Guarantee of Active Trading Market Risk. While Shares are listed on NYSE Arca, there can be no assurance that active trading markets for the Shares will be maintained by market makers or authorized participants. Decisions by market makers or authorized participants to reduce their role or “step away” from these activities in times of market stress may inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying value of the Fund’s holdings and the Fund’s NAV. Such reduced effectiveness could result in the Fund’s Shares trading at a discount to its NAV and also in greater than normal intraday bid/ask spreads for the Fund’s Shares. Additionally, in stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. This adverse effect on liquidity for the Fund’s Shares in turn could lead to differences between the market price of the Fund’s Shares and the Fund’s NAV per Share.

Securities Lending. Although the Fund will receive collateral in connection with all loans of its securities holdings, the Fund would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by the Fund). In the event of a bankruptcy of the borrower, the Fund could experience losses or delays in recovering the loaned securities. Loans of securities also involve a risk that the borrower may fail to return the securities or deliver the proper amount of collateral, which may result in a loss to the Fund. In addition, the Fund will bear the risk of loss of any cash collateral that it invests.

Operational Risk. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or system failures. The Fund seeks to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

These risks are described further in the Statement of Additional Information.

Investment Advisory Services

Investment Adviser

ALPS Advisors, Inc. (“ALPS Advisors” or the “Adviser”) acts as the Fund’s investment adviser pursuant to an advisory agreement with the Trust on behalf of the Fund (the “Advisory Agreement”). The Adviser, located at 1290 Broadway, Suite 1000, Denver, Colorado 80203, is registered with the Securities and Exchange Commission as an investment adviser. As of December 31, 2021, the Adviser provided supervisory and management services on approximately $17.3 billion in assets through closed-end funds, mutual funds and exchange-traded funds. Pursuant to the Advisory Agreement, the Adviser manages the investment and reinvestment of the Fund’s assets and administers the affairs of the Fund subject to the supervision of the Board of Trustees.

Pursuant to the Advisory Agreement, the Fund pays the Adviser a unitary fee for the services and facilities it provides payable on a monthly basis at the annual rate of 0.37% of the Fund’s average daily net assets (“Advisory Fee”). The Adviser has contractually agreed, through March 31, 2023, to reduce its Advisory Fee by 0.19%. This fee waiver may only be terminated by the Fund’s Board of Trustees (and not by the Adviser) prior to such date. ALPS Portfolio Solutions Distributor, Inc. (the “Distributor”) serves as the distributor to the Underlying Sector ETFs (as defined above), and in such capacity receives a distribution fee from the Underlying Sector ETFs. As required by exemptive relief obtained by the Underlying Sector ETFs, in addition to the waiver described above, the Adviser will also reimburse the Fund an amount equal to the distribution fee received by the Distributor from the Underlying Sector ETFs attributable to the Fund’s investment in the Underlying Sector ETFs, for so long as the Distributor acts as distributor to the Fund and the Underlying Sector ETFs.

Out of the unitary management fee, the Adviser pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit, trustees and other services, except for acquired fund fees and expenses, interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund’s business.

The Adviser’s unitary management fee is designed to pay substantially all the Fund’s expenses and to compensate the Adviser for providing services for the Fund.

The Fund enters into contractual arrangements with various parties, including, among others, the Fund’s investment adviser, who provide services to the Fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of those contractual arrangements.

This Prospectus and the Statement of Additional Information (“SAI”) provide information concerning the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws.

Approval of Advisory Agreement

A discussion regarding the basis for the Board of Trustees’ approval of the Advisory Agreement is available in the Fund’s annual report to shareholders for the period ended November 30, 2021 and will be available in the Fund’s annual report to shareholders for the period ending November 30, 2022.

Portfolio Management

Ryan Mischker, Senior Vice President, Portfolio Management & Research and Andrew Hicks, Senior Vice President, Director of ETF Portfolio Management & Research of ALPS Advisors are the Portfolio Managers of the Fund and are also responsible for the refinement and implementation of the equity portfolio management process.

Mr. Mischker has been Portfolio Manager for the Fund since March 2015. Prior to joining ALPS Advisors, Mr. Mischker served as Compliance Manager of ALPS, where he was primarily responsible for managing all post-trade monitoring for IRS, SEC and registration statement investment guidelines and restrictions. Mr. Mischker has over 20 years of financial services experience and graduated from the University of Northern Colorado with a B.S. in Finance and B.A. in Economics.

Mr. Hicks has been a Portfolio Manager of the Funds since March 2016. He joined the firm as a Portfolio Manager in 2015. Prior to ALPS, Mr. Hicks was a senior equity trader and global research analyst with Virtus Investment Partners and SCM Advisors, an affiliate of Virtus. Mr. Hicks began his career in semiconductor equity research at Citi, and he earned an accounting degree from Miami University (Ohio) while interning each summer on the American Stock Exchange in New York City.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of the Fund.

Purchase and Redemption of Shares

General

The Shares are issued or redeemed by the Fund at NAV per Share only in Creation Units. See “How to Buy and Sell Shares.”

Most investors buy and sell Shares of the Fund in secondary market transactions through brokers. Shares of the Fund are listed for trading in the secondary market on the NYSE Arca. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares are generally purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “odd lots,” at no per share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The Fund trades on the NYSE Arca at prices that may differ to varying degrees from the daily NAV of the Shares. Given that the Fund’s Shares can be issued and redeemed in Creation Units, large discounts and premiums to NAV should not be sustained for long. The Fund trades under the NYSE Arca ticker symbol EQL.

Share prices are reported in dollars and cents per Share.

Investors may acquire Shares directly from the Fund, and shareholders may tender their Shares for redemption directly to the Fund, only in Creation Units of Shares, as discussed in the “How to Buy and Sell Shares” section below.

Book-Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares of the Fund and is recognized as the owner of all Shares for all purposes (except for tax purposes).

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book-entry or “street name” form.

How to Buy and Sell Shares

Pricing Fund Shares

The trading price of the Fund’s Shares on the NYSE Arca may differ from the Fund’s daily NAV and can be affected by market forces of supply and demand, economic conditions and other factors.

The NYSE Arca disseminates the approximate value of Shares of the Fund every fifteen seconds. The approximate value calculations are based on local market prices and may not reflect events that occur subsequent to the local market’s close. As a result, premiums and discounts between the approximate value and the market price could be affected. This approximate value should not be viewed as a “real time” update of the NAV per Share of the Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The Fund is not involved in, or responsible for, the calculation or dissemination of the approximate value and the Fund does not make any warranty as to its accuracy.

The NAV per Share for the Fund is determined once daily as of the close of the New York Stock Exchange (“NYSE”), usually 4:00 p.m. Eastern time, each day the NYSE is open for trading, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers); and (b) U.S. fixed income assets may be valued as of the announced closing time for trading in fixed income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. NAV per Share is determined by dividing the value of the Fund’s portfolio securities, cash and other assets (including accrued interest), less all liabilities (including accrued expenses), by the total number of Shares outstanding.

Equity securities are valued at the last reported sale price on the principal exchange on which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices. Equity securities that are traded in over the counter markets are valued at the last quoted sales price in the markets in which they trade or, if there are no sales, at the mean of the most recent bid and asked prices. For securities traded on NASDAQ, the NASDAQ Official Closing Price generally will be used. Mutual funds, such as government money market funds, are valued at their last closing net asset value. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost provided such amount approximates market value. Securities for which market quotations (or other market valuations such as those obtained from a pricing service) are not readily available, including restricted securities, are valued by a method that the Trustees believe accurately reflects fair value. Securities will be valued at fair value when market quotations (or other market valuations such as those obtained from a pricing service) are not readily available or are deemed unreliable, such as when a security’s value or meaningful portion of the Fund’s portfolio is believed to have been materially affected by a significant event. Such events may include a natural disaster, an economic event like a bankruptcy filing, a trading halt in a security, an unscheduled early market close or a substantial fluctuation in domestic and foreign markets that has occurred between the close of the principal exchange and the NYSE. In such a case, the value for a security is likely to be different from the last quoted market price. This, in turn, could lead to differences between the market price of the Fund’s shares and the underlying value of those shares. In addition, due to the subjective and variable nature of fair market value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale.

Debt securities, if any, are valued at market value. Market value generally means a valuation (i) obtained from an exchange, a pricing service or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker (or dealer) or (iii) based on amortized cost. The Fund’s debt securities, if any, are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. To the extent the Fund’s debt securities, if any, are valued based on price quotations or other equivalent indications of value provided by a third-party pricing service, any such third-party pricing service may use a variety of methodologies to value some or all of the Fund’s debt securities to determine the market price. For example, the prices of securities with characteristics similar to those held by the Fund may be used to assist with the pricing process. In addition, the pricing service may use proprietary pricing models.

Trading in securities on many foreign securities exchanges and over the counter markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days that are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which the Fund’s net asset value is not calculated and on which the Fund does not effect sales, redemptions and exchanges of its Shares.

Creation Units

Investors such as market makers, large investors and institutions who wish to deal in Creation Units (large specified blocks of Shares) directly with the Fund must have entered into an authorized participant agreement (such investors being “Authorized Participants” or “APs”) with ALPS Portfolio Solutions Distributor, Inc. (the “Distributor”), and accepted by the transfer agent, or purchase through a dealer that has entered into such an agreement. Set forth below is a brief description of the procedures applicable to purchase and redemption of Creation Units. For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

How to Buy Shares

In order to purchase Creation Units of the Fund, an AP must generally deposit a designated portfolio of equity securities of the Underlying Sector ETFs representing the stocks included in the Underlying Index (the “Deposit Securities”) and generally make a cash payment referred to as the “Cash Component.” To the extent permitted or specified, cash in lieu of some or all of the Deposit Securities, or substitution of securities, may be available. The list of the names and the amounts of the Deposit Securities is made available by the Fund’s custodian through the facilities of the National Securities Clearing Corporation (the “NSCC”) immediately prior to the opening of business each day of the NYSE Arca. The Cash Component represents the difference between the NAV of a Creation Unit and the market value of the Deposit Securities.

Orders must be placed in proper form by or through either (i) a “Participating Party,” i.e., a broker-dealer or other participant in the Clearing Process of the Continuous Net Settlement System of the NSCC (the “Clearing Process”) or (ii) a participant of the DTC (“DTC Participant”) that has entered into an agreement with the Distributor, and accepted by the transfer agent, with respect to purchases and redemptions of Creation Units. All standard orders must be placed for one or more whole Creation Units of Shares of the Fund and must be received by the Distributor in proper form no later than the close of regular trading on the NYSE (ordinarily 4:00 p.m. Eastern time) (“Closing Time”) in order to receive that day’s closing NAV per Share. In the case of custom orders, as further described in the Statement of Additional Information, the order must be received by the Distributor no later than one hour prior to Closing Time in order to receive that day’s closing NAV per Share. A custom order may be placed by an AP in the event that the Trust permits or requires the substitution of securities or the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such AP or the investor for which it is acting or any other relevant reason.

A fixed creation transaction fee of $150 per transaction (the “Creation Transaction Fee”) is applicable to each transaction regardless of the number of Creation Units purchased in the transaction. An additional variable charge for transactions effected outside the Clearing Process or for cash creations or partial cash creations may also be imposed to compensate the Fund for the costs associated with buying the applicable securities. The Fund may adjust these fees from time to time based on actual experience. The price for each Creation Unit will equal the daily NAV per Share times the number of Shares in a Creation Unit plus the fees described above and, if applicable, any transfer taxes.

Shares of the Fund may be issued in advance of receipt of all Deposit Securities subject to various conditions, including a requirement to maintain cash at least equal to 115% of the market value of the missing Deposit Securities on deposit with the Trust. For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

Legal Restrictions on Transactions in Certain Securities

An investor subject to a legal restriction with respect to a particular security required to be deposited in connection with the purchase of a Creation Unit may, at the Fund’s discretion, be permitted to deposit an equivalent amount of cash in substitution for any security which would otherwise be included in the Deposit Securities applicable to the purchase of a Creation Unit. For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

Redemption of Shares

Shares may be redeemed only in Creation Units at their NAV and only on a day the NYSE Arca is open for business. The Fund’s custodian makes available immediately prior to the opening of business each day of the NYSE Arca, through the facilities of the NSCC, the list of the names and the amounts of the Fund’s portfolio securities that will be applicable that day to redemption requests in proper form (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities, which are applicable to purchases of Creation Units. Unless cash redemptions or partial cash redemptions are available or specified for the Fund, the redemption proceeds consist of the Fund Securities, plus cash in an amount equal to the difference between the NAV of Shares being redeemed as next determined after receipt by the transfer agent of a redemption request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less the applicable redemption fee and, if applicable, any transfer taxes. Should the Fund Securities have a value greater than the NAV of Shares being redeemed, a compensating cash payment to the Fund equal to the differential, plus the applicable redemption fee and, if applicable, any transfer taxes will be required to be arranged for, by or on behalf of the redeeming shareholder.

An order to redeem Creation Units of the Fund may only be effected by or through an AP. An order to redeem must be placed for one or more whole Creation Units and must be received by the transfer agent in proper form no later than the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) in order to receive that day’s closing NAV per Share. In the case of custom orders, as further described in the Statement of Additional Information, the order must be received by the transfer agent no later than 3:00 p.m. Eastern time.

A fixed redemption transaction fee of $150 per transaction (the “Redemption Transaction Fee”) is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction. An additional variable charge for redemptions effected outside the Clearing Process or for cash redemptions or partial cash redemptions may also be imposed to compensate the Fund for the costs associated with selling the applicable securities. The Fund may adjust these fees from time to time based on actual experience. The Fund reserves the right to effect redemptions wholly or partially in cash. A shareholder may request a cash redemption or partial cash redemption in lieu of securities, however, the Fund may, in its discretion, reject any such request.

For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

Payments to Broker-Dealers and Other Financial Intermediaries

The Adviser or its affiliates may make payments to broker-dealers or other financial intermediaries (each, an “Intermediary”) related to marketing activities and presentations, educational training programs, the support of technology platforms and/ or reporting systems, or their making shares of the Fund and certain other series of the Trust available to their customers. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by the Adviser or its affiliates from their own resources, which come directly or indirectly in part from fees paid by the Trust, including the Fund. Payments of this type are sometimes referred to as revenue-sharing payments. An Intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the revenue-sharing payments it is eligible to receive. Therefore, such payments to an Intermediary create conflicts of interest between the Intermediary and its customers and may cause the Intermediary to recommend the Fund or other series of the Trust over another investment. More information regarding these payments is contained in the SAI. Please contact your salesperson or other investment professional for more information regarding any such payments his or her firm may receive from the Adviser or its affiliates.

Distributions

Dividends and Capital Gains. Fund shareholders are entitled to their share of the Fund’s income and net realized gains on its investments. The Fund pays out substantially all of its net earnings to its shareholders as “distributions.”

The Fund typically earns income dividends from stocks and may earn interest from debt securities. These amounts, net of expenses, are passed along to Fund shareholders as “income dividend distributions.” The Fund realizes capital gains or losses whenever it sells securities. Net long term capital gains are distributed to shareholders as “capital gain distributions.”

Income dividends, if any, are distributed to shareholders quarterly. Net capital gains are distributed at least annually. Dividends may be declared and paid more frequently to improve Index tracking or to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended. Some portion of each distribution may result in a return of capital (which is a return of the shareholder’s investment in the Fund). Fund shareholders will be notified regarding the portion of any distribution that represents a return of capital. Shareholders should read any written disclosure provided pursuant to Section 19(a) of and Rule 19a-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), carefully, and should not assume that the source of any distribution from the Fund is net profit.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through which the Shares were purchased makes such option available.

Frequent Purchases and Redemptions

The Fund imposes no restrictions on the frequency of purchases and redemptions. The Board of Trustees evaluated the risks of market timing activities by the Fund’s shareholders when they determined that no restriction or policy was necessary. The Board noted that the Fund’s Shares can only be purchased and redeemed directly from the Fund in Creation Units by APs and that the vast majority of trading in the Fund’s Shares occurs on the secondary market. Because the secondary market trades do not involve the Fund directly, it is unlikely those trades would cause many of the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Fund’s trading costs and the realization of capital gains. To the extent the Fund may effect the purchase or redemption of Creation Units in exchange wholly or partially for cash, the Board noted that such trades could result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective. However, the Board noted that direct trading by APs is critical to ensuring that the Fund’s Shares trade at or close to NAV. In addition, the Fund imposes fixed and variable transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Fund in effecting trades.

Fund Service Providers

ALPS Fund Services, Inc. (“ALPS”) is the administrator and fund accounting agent of the Fund.

State Street Bank and Trust Company is the custodian and transfer agent for the Fund.

Dechert LLP serves as counsel to the Fund.

Deloitte & Touche LLP served as the Fund’s independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Fund.

Index Provider

ICE Data Indices, LLC (“ICE Data”) is the Index Provider for the ALPS Equal Sector Weight ETF. ICE Data is not affiliated with the Trust, the Adviser, ALPS or the Distributor. The Adviser has entered into a license agreement with ICE Data to use the Underlying Index.

Disclaimers

NYSE® Equal Sector Weight Index is a service mark of ICE Data Indices, LLC or its affiliates (“ICE Data”) and has been licensed for use by ALPS Advisors, Inc. (the “Adviser”) in connection with ALPS Equal Sector Weight ETF (the “Fund”). Neither the Trust nor the Fund is sponsored, endorsed, sold or promoted by ICE Data. ICE Data makes no representations or warranties regarding the Adviser or the Fund or the ability of the NYSE® Equal Sector Weight Index to track general stock market performance.

ICE DATA MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE NYSE® EQUAL SECTOR WEIGHT INDEX OR ANY DATA INCLUDED THEREIN. IN NO EVENT SHALL ICE DATA HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions or interruptions therein. Errors in respect of the quality, accuracy and completeness of the data used to compile the Underlying Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, particularly where the indices are less commonly used as benchmarks by funds or managers. Such errors may negatively or positively impact the Fund and its shareholders. For example, during a period where the Underlying Index contains incorrect constituents, the Fund would have market exposure to such constituents and would be underexposed to the Underlying Index’s other constituents. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index even if notified of the possibility of such damages.

Apart from scheduled rebalances, the Index Provider or its agents may carry out additional ad hoc rebalances to the Underlying Index in order, for example, to correct an error in the selection of index constituents. When the Underlying Index is rebalanced and the Fund in turn rebalances its portfolio to attempt to increase the correlation between the Fund’s portfolio and the Underlying Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the Fund and its shareholders. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider or its agents to the Underlying Index may increase the costs to and the tracking error risk of the Fund.

Federal Income Taxation

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in the Shares is made through a tax exempt entity or tax deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

●	The Fund makes distributions,
●	You sell your Shares listed on the NYSE Arca, and
●	You purchase or redeem Creation Units.

Taxes on Distributions

Dividends from net investment income, if any, are declared and paid quarterly. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in the Fund. Dividends paid out of the Fund’s income and net short-term capital gains, if any, are taxable as ordinary income. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the Shares.

The maximum individual rate applicable to long term capital gains is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. In addition, some ordinary dividends declared and paid by the Fund to non-corporate shareholders may qualify for taxation at the lower reduced tax rates applicable to long-term capital gains, provided that holding period and other requirements are met by the Fund and the shareholder.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Distributions in excess of the Fund’s current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the Shares, and as capital gain thereafter.

A distribution will reduce the Fund’s NAV per Share and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital.

Dividends, interest and gains received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Fund will not be able to offset gains distributed by one underlying fund in which it invests against losses in another underlying fund in which the Fund invests. Losses incurred by an Underlying Fund will not offset gains incurred by the fund or by another Underlying Fund. Redemptions of shares in an underlying fund, including those resulting from changes in the allocation among underlying funds, could also cause additional distributable gains to shareholders of the Fund. A portion of any such gains may be short-term capital gains that would be distributable as ordinary income to shareholders of the Fund. Further, a portion of losses on redemptions of shares in the underlying funds may be deferred under the wash sale rules. As a result of these factors, the use of the fund of funds structure by the Fund could therefore affect the amount, timing and character of distributions to shareholders.

If you are not a citizen or permanent resident of the United States or if you are a foreign entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business. Prospective investors are urged to consult their tax advisors concerning the applicability of the U.S. withholding tax.

The Fund generally would be required to withhold a percentage of your distributions and proceeds if you have not provided a taxpayer identification number (generally your social security number) or otherwise provide proof of an applicable exemption from backup withholding. The backup withholding rate for an individual is 24%.

Taxes on Exchange Listed Shares Sales

Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. The ability to deduct capital losses may be limited.

Taxes on Purchase and Redemption of Creation Units

An AP who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of the exchange and the exchanger’s aggregate basis in the securities surrendered and the Cash Component paid. A person who exchanges Creation Units for equity securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether the wash sale rules apply and when a loss might be deductible.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many and at what price you purchased or sold Shares.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions, and sales of Fund Shares. Consult your personal tax advisor about the potential tax consequences of an investment in Fund Shares under all applicable tax laws. Changes in applicable tax authority could materially affect the conclusions discussed above and could adversely affect the Fund, and such changes often occur.

Other Information

For purposes of the 1940 Act, the Fund is treated as a registered investment company. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including Shares of the Fund. In reliance on an SEC exemptive order or rules under Section 12(d)(1) of the 1940 Act, registered investment companies may invest in exchange-traded funds offered by the Trust beyond the limits of Section 12(d)(1) subject to certain terms and conditions, including that such registered investment companies enter into an agreement with the Trust. However, this relief is not available for investments by registered investment companies in the Fund, since the Fund operates as a “fund-of-funds” by investing in the Underlying Sector ETFs.

Disclosure of Portfolio Holdings

The Fund’s portfolio holdings are disclosed each day on its website at www.alpsfunds.com. A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

Premium/Discount Information

Information regarding how often the Shares of the Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund during the most recently completed calendar year and subsequent quarters, when available, can be found at www.alpsfunds.com.

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the fiscal periods noted below. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, are included in the Fund’s annual report, which is available upon request by calling the Fund at 866.759.5679. This information is also available free of charge on the Fund’s website at www.alpsfunds.com.

ALPS Equal Sector Weight ETF

	For the Year Ended November 30, 2021	For the Year Ended November 30, 2020	For the Year Ended November 30, 2019	For the Year Ended November 30, 2018	For the Year Ended November 30, 2017
NET ASSET VALUE, BEGINNING OF PERIOD	$84.17	$78.33	$70.34	$69.28	$59.74

INCOME FROM OPERATIONS:
Net investment income(a)	1.76	1.91	1.53	1.50	1.37
Net realized and unrealized gain	19.82	5.84	8.03	1.02	10.03
Total from investment operations	21.58	7.75	9.56	2.52	11.40

DISTRIBUTIONS:
From net investment income	(1.78)	(1.90)	(1.57)	(1.46)	(1.86)
From tax return of capital	(0.02)	(0.01)	—	—	—
Total distributions	(1.80)	(1.91)	(1.57)	(1.46)	(1.86)

NET INCREASE IN NET ASSET VALUE	19.78	5.84	7.99	1.06	9.54
NET ASSET VALUE, END OF PERIOD	$103.95	$84.17	$78.33	$70.34	$69.28
TOTAL RETURN(b)	25.89%	10.37%	13.86%	3.66%	19.46%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$207,896	$164,141	$168,407	$154,742	$166,284

RATIOS TO AVERAGE NET ASSETS
Ratio of expenses excluding waiver/reimbursement to average net assets	0.37%	0.37%	0.37%	0.37%	0.37%
Ratio of expenses including waiver/reimbursement to average net assets	0.15%	0.15%	0.15%	0.15%	0.15%
Ratio of net investment income excluding waiver/reimbursement to average net assets	1.59%	2.31%	1.89%	1.92%	1.92%
Ratio of net investment income including waiver/reimbursement to average net assets	1.81%	2.53%	2.11%	2.14%	2.14%
Portfolio turnover rate(c)	8%	11%	4%	14%	5%

(a)	Based on average shares outstanding during the period.

(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at the reinvestment prices. Total return calculated for a period of less than one year is not annualized.

(c)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

For More
Information

Existing Shareholders or Prospective Investors ● Call your financial professional ● www.alpsfunds.com	Dealers ● www.alpsfunds.com ● Distributor Telephone: 866.675.2639

Investment Adviser

ALPS Advisors, Inc.
1290 Broadway
Suite 1000
Denver, Colorado 80203

Transfer Agent

State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

Distributor

ALPS Portfolio Solutions Distributor, Inc.
1290 Broadway
Suite 1000
Denver, Colorado 80203

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
1601 Wewatta Street
Suite 400
Denver, Colorado 80202

Custodian

State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

A Statement of Additional Information dated March 31, 2022, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus, which means that it is legally part of this Prospectus.

You will find additional information about the Fund in its annual and semi-annual reports to shareholders, when available. The annual report explains the market conditions and investment strategies affecting the Fund’s performance during its last fiscal year.

You can ask questions or obtain a free copy of the Fund’s shareholder reports or the Statement of Additional Information by calling 866.759.5679. Free copies of the Fund’s shareholder reports and the Statement of Additional Information are available from our website at www.alpsfunds.com.

The Fund sends only one report to a household if more than one account has the same address. Contact the transfer agent if you do not want this policy to apply to you.

Information about the Fund, including its reports and the Statement of Additional Information, has been filed with the SEC. It can be reviewed on the EDGAR database on the SEC’s internet site (http://www.sec.gov). You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address: publicinfo@sec.gov.

PROSPECTUS

Distributor

ALPS Portfolio Solutions Distributor, Inc.
1290 Broadway
Suite 1000
Denver, Colorado 80203

March 31, 2022, as supplemented October 28, 2022

Investment Company Act File No. 811-22175.